IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

RIVERNORTH FUNDS

RiverNorth Dynamic Buy-Write Fund

(Ticker Symbol RNBWX)

SUPPLEMENT TO PROSPECTUS DATED

October 8, 2012

On November 20, 2013, the Board of Trustees of RiverNorth Funds voted to approve a name and strategy change for the RiverNorth Dynamic Buy-Write Fund (the “Fund”). Effective January 1, 2014 the Fund’s name will be changed to the RiverNorth Managed Volatility Fund.

Although the Fund’s objective of total return with lower volatility that than the Standard and Poor’s 500 Index will remain the same, the implementation of the strategy in pursuit of the objective will change. Effective January 28, 2014, the Fund will no longer be required to pursue its objective by investing at least 80% of the Fund’s net assets, plus borrowings for investment purposes, in a portfolio of common stocks, preferred stock and options on those securities. It is anticipated that the Fund will continue to invest substantially in these securities; however the increased flexibility to invest in securities and options other than those coupled together in a “buy-write” strategy is deemed critical by the portfolio manager.

Under Rule 35d-1 of the Investment Company Act of 1940, the Fund is required to give existing shareholders 60-days’ advance notice of any change to the policy regarding the 80% investment requirement. Accordingly, after January 28, 2014, the Fund will no longer be required to invest 80% of the Fund’s net assets, plus borrowings for investment purposes, in a portfolio of common stocks, preferred stock and options on those securities.

Additional information regarding the Fund’s strategies will be provided in the prospectus to be updated January 28, 2014.

Dated: November 20, 2013

RIVERNORTH FUNDS

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

1-888-848-7569

Please retain this supplement with your Prospectus for future reference.